UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 16, 2005

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-09120	Public Service Enterprise Group Incorporated (a New Jersey Corporation) 80 Park Plaza P.O. Box 1171 Newark, New Jersey 07101-1171 (973) 430-7000	22-2625848

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of Public Service Enterprise Group Incorporated (“PSEG”) amended PSEG’s By-Laws, effective May 16, 2005. The Amendment provides that the 2005 annual meeting of PSEG stockholders will be held as soon as practicable after the Form S-4 registration statement filed by Exelon Corporation (“Exelon”) with the United States Securities and Exchange Commission relating to the Agreement and Plan of Merger dated as of December 20, 2004 between Exelon and PSEG, and containing Exelon and PSEG’s Joint Proxy Statement, is declared effective. The By-Laws otherwise provide that annual meetings are to be held within 13 months of the prior year’s annual meeting.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits
3(ii)	Amended By-Laws of Public Service Enterprise Group Incorporated dated May 16, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Public Service Enterprise Group Incorporated

/s/ R. Edwin Selover R. Edwin Selover Senior Vice President and General Counsel

May 20, 2005